Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Review
December 2007

Table of Contents

Consolidated Balance Sheets	1

Loans and Leases Composition	2

Deposit Composition	3

Consolidated Quarterly Average Balance Sheets	4

Consolidated Quarterly Net Interest Margin Analysis	5

Quarterly Average Loans and Leases and Deposit Composition By Business Segment	6

Selected Quarterly Income Statement Data	7

Quarterly Mortgage Banking Income	8

Quarterly Credit Reserves Analysis	9

Quarterly Net Charge-Off Analysis	10

Quarterly Nonaccrual Loans (NALs), Nonperforming Assets (NPAs) and Past Due Loans and Leases	11

Quarterly Stock Summary, Capital, and Other Data	12

Consolidated Annual Average Balance Sheets	13

Consolidated Annual Net Interest Margin Analysis	14

Selected Annual Income Statement Data	15

Annual Mortgage Banking Income	16

Annual Credit Reserves Analysis	17

Annual Net Charge-Off Analysis	18

Annual Nonaccrual Loans (NALs), Nonperforming Assets (NPAs) and Past Due Loans and Leases	19
Notes:
The preparation of financial statement data in conformity with accounting principals generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.
This document reflects the post-Sky merger organization structure effective on July 1, 2007. Accordingly, the balances presented include the impact of the acquisition from that date.
Contents

Huntington Bancshares Incorporated
Consolidated Balance Sheets

				Change
	2007		2006	December ’07 vs ’06

(in thousands, except number of shares)	December 31,	September 30,	December 31,	Amount	Percent

	(Unaudited)	(Unaudited)
Assets
Cash and due from banks	$1,416,597	$1,201,981	$1,080,163	$336,434	31.1%
Federal funds sold and securities purchased under resale agreements	592,649	431,244	440,584	152,065	34.5
Interest bearing deposits in banks	340,090	288,841	74,168	265,922	N.M.
Trading account securities	1,032,745	1,034,240	36,056	996,689	N.M.
Loans held for sale	494,379	479,853	270,422	223,957	82.8
Investment securities	4,500,171	4,288,974	4,362,924	137,247	3.1
Loans and leases (1)	40,054,338	39,987,240	26,153,425	13,900,913	53.2
Allowance for loan and lease losses	(578,442)	(454,784)	(272,068)	(306,374)	N.M.

Net loans and leases	39,475,896	39,532,456	25,881,357	13,594,539	52.5

Bank owned life insurance	1,313,281	1,302,363	1,089,028	224,253	20.6
Premises and equipment	557,565	547,380	372,772	184,793	49.6
Goodwill	3,059,333	2,995,961	570,876	2,488,457	N.M.
Other intangible assets	427,970	443,446	59,487	368,483	N.M.
Accrued income and other assets	1,486,792	2,757,187	1,091,182	395,610	36.3

Total Assets	$54,697,468	$55,303,927	$35,329,019	$19,368,449	54.8%

Liabilities and Shareholders’ Equity
Liabilities
Deposits (2)	$37,742,921	$38,404,365	$25,047,770	$12,695,151	50.7%
Short-term borrowings	2,843,638	2,227,116	1,676,189	1,167,449	69.6
Federal Home Loan Bank advances	3,085,348	2,716,265	996,821	2,088,527	N.M.
Other long-term debt	1,937,078	1,974,387	2,229,140	(292,062)	(13.1)
Subordinated notes	1,932,483	1,919,625	1,286,657	645,826	50.2
Accrued expenses and other liabilities	1,206,860	1,812,495	1,078,116	128,744	11.9

Total Liabilities	48,748,328	49,054,253	32,314,693	16,433,635	50.9

Shareholders’ equity
Preferred stock — authorized 6,617,808 shares; none outstanding	—	—	—	—	—

Common stock -
No par value and authorized 500,000,000 shares; issued 257,866,255 shares; outstanding 235,474,366 shares	—	—	2,560,569
Par value of $0.01 and authorized 1,000,000,000 shares at December 31, 2007; issued 387,504,687 shares; outstanding 366,261,676 and 365,898,439 shares, respectively	3,875	3,875	—	3,875	—
Capital surplus	5,703,316	5,700,961	—
Less 21,243,011; 21,606,248 and 22,391,889 treasury shares at cost, respectively	(480,129)	(489,062)	(506,946)	26,817	(5.3)
Accumulated other comprehensive loss	(49,611)	(74,101)	(55,066)	5,455	(9.9)
Retained earnings	771,689	1,108,001	1,015,769	(244,080)	(24.0)

Total Shareholders’ Equity	5,949,140	6,249,674	3,014,326	2,934,814	97.4

Total Liabilities and Shareholders’ Equity	$54,697,468	$55,303,927	$35,329,019	$19,368,449	54.8%

N.M., not a meaningful value.

(1)	See page 2 for detail of loans and leases.

(2)	See page 3 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition

							Change
	2007				2006		December ’07 vs ’06
(in thousands)	December 31,		September 30,		December 31,		Amount	Percent

	(Unaudited)		(Unaudited)
By Type
Commercial:
Middle market commercial and industrial	$10,158,136	25.4%	$10,200,357	25.5%	$5,961,445	22.8%	$4,196,691	70.4%
Middle market commercial real estate:
Construction	1,946,381	4.9	1,856,792	4.6	1,228,641	4.7	717,740	58.4
Commercial	5,857,436	14.6	5,686,297	14.2	2,722,599	10.4	3,134,837	N.M.

Middle market commercial real estate	7,803,817	19.5	7,543,089	18.8	3,951,240	15.1	3,852,577	97.5
Small business	4,346,664	10.8	4,355,252	10.8	2,441,837	9.3	1,904,827	78.0

Total commercial	22,308,617	55.7	22,098,698	55.1	12,354,522	47.2	9,954,095	80.6

Consumer:
Automobile loans	3,114,029	7.8	2,959,913	7.4	2,125,821	8.1	988,208	46.5
Automobile leases	1,179,505	2.9	1,365,805	3.4	1,769,424	6.8	(589,919)	(33.3)
Home equity	7,290,063	18.2	7,317,545	18.4	4,926,900	18.8	2,363,163	48.0
Residential mortgage	5,447,126	13.6	5,505,340	13.8	4,548,849	17.4	898,277	19.7
Other loans	714,998	1.8	739,939	1.9	427,909	1.7	287,089	67.1

Total consumer	17,745,721	44.3	17,888,542	44.9	13,798,903	52.8	3,946,818	28.6

Total loans and leases	$40,054,338	100.0	$39,987,240	100.0	$26,153,425	100.0	$13,900,913	53.2

By Business Segment
Regional Banking:
Central Ohio	$5,110,270	12.8%	$4,993,373	12.5%	$3,569,706	13.6%	$1,540,564	43.2%
Northwest Ohio	2,284,141	5.7	2,342,088	5.9	461,622	1.8	1,822,519	N.M.
Greater Cleveland	3,097,120	7.7	3,057,757	7.6	1,920,421	7.3	1,176,699	61.3
Greater Akron/Canton	2,020,447	5.0	2,078,588	5.2	1,326,374	5.1	694,073	52.3
Southern Ohio/Kentucky	2,659,870	6.6	2,547,800	6.4	2,190,115	8.4	469,755	21.4
Mahoning Valley	927,918	2.3	939,739	2.4	—	—	927,918	—
Ohio Valley	870,276	2.2	869,139	2.2	—	—	870,276	—
West Michigan	2,477,617	6.2	2,520,325	6.3	2,421,085	9.3	56,532	2.3
East Michigan	1,750,171	4.4	1,760,158	4.4	1,630,050	6.2	120,121	7.4
Western Pennsylvania	1,053,685	2.6	1,106,068	2.8	—	—	1,053,685	—
Pittsburgh	900,789	2.2	888,848	2.2	—	—	900,789	—
Central Indiana	1,421,116	3.5	1,419,693	3.6	962,575	3.7	458,541	47.6
West Virginia	1,155,719	2.9	1,125,628	2.8	1,123,817	4.3	31,902	2.8
Other Regional	6,176,485	15.4	6,409,470	16.1	3,805,947	14.5	2,370,538	62.3

Regional Banking	31,905,624	79.7	32,058,674	80.2	19,411,712	74.2	12,493,912	64.4
Dealer Sales	5,563,415	13.9	5,449,580	13.6	4,908,764	18.8	654,651	13.3
Private Financial and Capital Markets Group	2,585,299	6.4	2,478,986	6.2	1,832,949	7.0	752,350	41.0
Treasury / Other	—	—	—	—	—	—	—	—

Total loans and leases	$40,054,338	100.0%	$39,987,240	100.0%	$26,153,425	100.0%	$13,900,913	53.2%

N.M., not a meaningful value.

Huntington Bancshares Incorporated
Deposit Composition

							Change
	2007				2006		December ’07 vs ’06
(in thousands)	December 31,		September 30,		December 31,		Amount	Percent

	(Unaudited)		(Unaudited)
By Type
Demand deposits — non-interest bearing	$5,371,747	14.2%	$4,984,663	13.0%	$3,615,745	14.4%	$1,756,002	48.6%
Demand deposits — interest bearing	4,048,873	10.7	3,982,102	10.4	2,389,085	9.5	1,659,788	69.5
Money market deposits	6,643,242	17.6	6,721,963	17.5	5,362,459	21.4	1,280,783	23.9
Savings and other domestic deposits	4,773,944	12.6	4,877,476	12.7	2,986,287	11.9	1,787,657	59.9
Core certificates of deposit	10,736,146	28.4	10,611,821	27.6	5,364,610	21.4	5,371,536	N.M.

Total core deposits	31,573,952	83.5	31,178,025	81.2	19,718,186	78.6	11,855,766	60.1
Other domestic deposits of $100,000 or more	2,065,401	5.5	1,914,417	5.0	1,191,984	4.8	873,417	73.3
Brokered deposits and negotiable CDs	3,376,854	8.9	3,701,726	9.6	3,345,943	13.4	30,911	0.9
Deposits in foreign offices	726,714	2.1	1,610,197	4.2	791,657	3.2	(64,943)	(8.2)

Total deposits	$37,742,921	100.0%	$38,404,365	100.0%	$25,047,770	100.0%	$12,695,151	50.7%

Total core deposits:
Commercial	$9,017,852	28.6%	$9,017,474	28.9%	$6,063,372	30.8%	$2,954,480	48.7%
Personal	22,556,100	71.4	22,160,551	71.1	13,654,814	69.2	8,901,286	65.2

Total core deposits	$31,573,952	100.0%	$31,178,025	100.0%	$19,718,186	100.0%	$11,855,766	60.1%

By Business Segment
Regional Banking:
Central Ohio	$6,332,143	16.8%	$5,931,926	15.4%	$5,013,367	20.0%	$1,318,776	26.3%
Northwest Ohio	2,837,735	7.5	2,841,442	7.4	1,043,918	4.2	1,793,817	N.M.
Greater Cleveland	3,194,780	8.5	3,071,014	8.0	1,995,203	8.0	1,199,577	60.1
Greater Akron/Canton	2,636,564	7.0	2,629,397	6.8	1,894,707	7.6	741,857	39.2
Southern Ohio/Kentucky	2,628,766	7.0	2,626,166	6.8	2,275,880	9.1	352,886	15.5
Mahoning Valley	1,550,676	4.1	1,540,095	4.0	—	—	1,550,676	—
Ohio Valley	1,289,027	3.4	1,374,947	3.6	—	—	1,289,027	—
West Michigan	2,919,926	7.7	2,966,558	7.7	2,757,434	11.0	162,492	5.9
East Michigan	2,442,354	6.5	2,420,169	6.3	2,418,450	9.7	23,904	1.0
Western Pennsylvania	1,643,483	4.4	1,663,174	4.3	—	—	1,643,483	—
Pittsburgh	948,451	2.5	933,468	2.4	—	—	948,451	—
Central Indiana	1,896,433	5.0	1,910,530	5.0	819,106	3.3	1,077,327	N.M.
West Virginia	1,589,903	4.2	1,559,864	4.1	1,515,999	6.1	73,904	4.9
Other Regional	771,261	2.0	612,620	1.6	493,879	2.0	277,382	56.2

Regional Banking	32,681,502	86.6	32,081,370	83.5	20,227,943	80.8	12,453,559	61.6
Dealer Sales	58,196	0.2	63,399	0.2	58,719	0.2	(523)	(0.9)
Private Financial and Capital Markets Group	1,626,043	4.3	1,630,675	4.2	1,167,751	4.7	458,292	39.2
Treasury / Other (1)	3,377,180	8.9	4,628,921	12.1	3,593,357	14.3	(216,177)	(6.0)

Total deposits	$37,742,921	100.0%	$38,404,365	100.0%	$25,047,770	100.0%	$12,695,151	50.7%

N.M., not a meaningful value.

(1)	Comprised largely of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

			Average Balances			Change
Fully taxable equivalent basis	2007				2006	4Q07 vs 4Q06
(in millions)	Fourth	Third	Second	First	Fourth	Amount	Percent

Assets
Interest bearing deposits in banks	$324	$292	$259	$93	$77	$247	N.M. %
Trading account securities	1,122	1,149	230	48	116	1,006	N.M.
Federal funds sold and securities purchased under resale agreements	730	557	574	503	531	199	37.5
Loans held for sale	493	419	291	242	265	228	86.0
Investment securities:
Taxable	3,807	3,951	3,253	3,595	3,792	15	0.4
Tax-exempt	689	675	629	591	594	95	16.0

Total investment securities	4,496	4,626	3,882	4,186	4,386	110	2.5
Loans and leases: (1)
Commercial:
Middle market commercial and industrial	10,359	10,301	6,209	6,070	5,882	4,477	76.1
Middle market commercial real estate:
Construction	1,858	1,782	1,245	1,151	1,170	688	58.8
Commercial	5,761	5,623	2,865	2,772	2,839	2,922	N.M.

Middle market commercial real estate	7,619	7,405	4,110	3,923	4,009	3,610	90.0
Small business	4,345	4,310	2,499	2,466	2,421	1,924	79.5

Total commercial	22,323	22,016	12,818	12,459	12,312	10,011	81.3

Consumer:
Automobile loans	3,052	2,931	2,322	2,215	2,111	941	44.6
Automobile leases	1,272	1,423	1,551	1,698	1,838	(566)	(30.8)

Automobile loans and leases	4,324	4,354	3,873	3,913	3,949	375	9.5
Home equity	7,297	7,468	4,973	4,913	4,973	2,324	46.7
Residential mortgage	5,437	5,456	4,351	4,496	4,635	802	17.3
Other loans	728	534	424	422	430	298	69.3

Total consumer	17,786	17,812	13,621	13,744	13,987	3,799	27.2

Total loans and leases	40,109	39,828	26,439	26,203	26,299	13,810	52.5
Allowance for loan and lease losses	(474)	(475)	(297)	(278)	(282)	(192)	(68.1)

Net loans and leases	39,635	39,353	26,142	25,925	26,017	13,618	52.3

Total earning assets	47,274	46,871	31,675	31,275	31,674	15,600	49.3

Cash and due from banks	1,098	1,111	748	826	830	268	32.3
Intangible assets	3,440	3,337	626	627	631	2,809	N.M.
All other assets	3,142	3,124	2,398	2,480	2,617	525	20.1

Total Assets	$54,480	$53,968	$35,150	$34,930	$35,470	$19,010	53.6%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits - non-interest bearing	$5,218	$5,384	$3,591	$3,530	$3,580	$1,638	45.8%
Demand deposits - interest bearing	3,929	3,808	2,404	2,349	2,219	1,710	77.1
Money market deposits	6,845	6,869	5,466	5,489	5,548	1,297	23.4
Savings and other domestic deposits	4,813	5,043	2,863	2,827	2,849	1,964	68.9
Core certificates of deposit	10,674	10,425	5,591	5,455	5,380	5,294	98.4

Total core deposits	31,479	31,529	19,915	19,650	19,576	11,903	60.8
Other domestic deposits of $100,000 or more	1,930	1,694	1,124	1,219	1,282	648	50.5
Brokered deposits and negotiable CDs	3,518	3,728	2,682	3,020	3,252	266	8.2
Deposits in foreign offices	748	701	552	562	598	150	25.1

Total deposits	37,675	37,652	24,273	24,451	24,708	12,967	52.5
Short-term borrowings	2,489	2,542	2,075	1,863	1,832	657	35.9
Federal Home Loan Bank advances	3,070	2,553	1,329	1,128	1,121	1,949	N.M.
Subordinated notes and other long-term debt	3,875	3,912	3,470	3,487	3,583	292	8.1

Total interest bearing liabilities	41,891	41,275	27,556	27,399	27,664	14,227	51.4

All other liabilities	1,160	1,103	960	987	1,142	18	1.6
Shareholders’ equity	6,211	6,206	3,043	3,014	3,084	3,127	N.M.

Total Liabilities and Shareholders’ Equity	$54,480	$53,968	$35,150	$34,930	$35,470	$19,010	53.6%

N.M., not a meaningful value.

(1) For purposes of this analysis, non-accrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin Analysis
(Unaudited)

			Average Rates (2)
			2007		2006
Fully taxable equivalent basis (1)	Fourth	Third	Second	First	Fourth

Assets
Interest bearing deposits in banks	4.30%	4.69%	6.47%	5.13%	5.50%
Trading account securities	5.72	6.01	5.74	5.27	4.10
Federal funds sold and securities purchased under resale agreements	4.59	5.26	5.28	5.24	5.35
Loans held for sale	5.86	5.13	5.79	6.27	6.01
Investment securities:
Taxable	5.98	6.09	6.11	6.13	6.05
Tax-exempt	6.74	6.78	6.69	6.66	6.68

Total investment securities	6.10	6.19	6.20	6.21	6.13
Loans and leases: (3)
Commercial:
Middle market commercial and industrial	6.80	7.77	7.39	7.48	7.55
Middle market commercial real estate:
Construction	7.21	7.67	7.62	8.41	8.37
Commercial	6.98	7.60	7.34	7.64	7.57

Middle market commercial real estate	7.04	7.62	7.42	7.87	7.80
Small business	7.43	7.55	7.30	7.24	7.18

Total commercial	7.00	7.68	7.38	7.56	7.56

Consumer:
Automobile loans	7.31	7.25	7.10	6.92	6.75
Automobile leases	5.52	5.56	5.34	5.25	5.21

Automobile loans and leases	6.78	6.70	6.39	6.25	6.03
Home equity	7.81	7.94	7.63	7.67	7.75
Residential mortgage	5.88	6.06	5.61	5.54	5.55
Other loans	10.91	11.48	9.57	9.52	9.28

Total consumer	7.10	7.17	6.69	6.58	6.58

Total loans and leases	7.05	7.45	7.03	7.05	7.04

Total earning assets	6.88%	7.25%	6.92%	6.98%	6.86%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	—%	—%	—%	—%	—%
Demand deposits — interest bearing	1.14	1.53	1.22	1.21	1.04
Money market deposits	3.67	3.78	3.85	3.78	3.75
Savings and other domestic deposits	2.43	2.50	2.16	2.02	1.90
Core certificates of deposit	4.83	4.99	4.79	4.72	4.58

Total core deposits	3.54	3.69	3.49	3.41	3.32
Other domestic deposits of $100,000 or more	5.00	4.81	5.30	5.32	5.29
Brokered deposits and negotiable CDs	5.24	5.42	5.53	5.50	5.53
Deposits in foreign offices	3.27	3.29	3.16	2.99	3.18

Total deposits	3.80	3.94	3.84	3.81	3.78
Short-term borrowings	3.74	4.10	4.50	4.32	4.21
Federal Home Loan Bank advances	5.03	5.31	4.76	4.44	4.50
Subordinated notes and other long-term debt	5.93	6.15	5.96	5.77	5.96

Total interest bearing liabilities	4.09%	4.24%	4.20%	4.14%	4.12%

Net interest rate spread	2.79%	3.01%	2.72%	2.84%	2.74%
Impact of non-interest bearing funds on margin	0.47	0.51	0.54	0.52	0.54

Net interest margin	3.26%	3.52%	3.26%	3.36%	3.28%

(1)	Fully taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 7 for the FTE adjustment.

(2)	Loan, lease, and deposit average rates include impact of applicable derivatives and non-deferrable fees.

(3)	For purposes of this analysis, nonaccrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Quarterly Average Loans and Leases and Deposit
 Composition By Business Segment
(Unaudited)

			Average Balances			Change
	2007				2006	4Q07 vs 4Q06
(in millions)	Fourth	Third	Second	First	Fourth	Amount	Percent

Loans and direct financing leases (1)
Regional Banking:
Central Ohio	$5,011	$4,910	$3,644	$3,601	$3,615	$1,396	38.6%
Northwest Ohio	2,318	2,331	452	455	469	1,849	N.M.
Greater Cleveland	3,079	2,993	2,064	1,964	1,942	1,137	58.5
Greater Akron/Canton	2,037	2,024	1,328	1,326	1,337	700	52.4
Southern Ohio/Kentucky	2,576	2,527	2,205	2,181	2,171	405	18.7
Mahoning Valley	925	871	—	—	—	925	—
Ohio Valley	867	759	—	—	—	867	—
West Michigan	2,470	2,484	2,447	2,441	2,439	31	1.3
East Michigan	1,767	1,750	1,639	1,626	1,609	158	9.8
Western Pennsylvania	1,092	1,069	—	—	—	1,092	—
Pittsburgh	896	912	—	—	—	896	—
Central Indiana	1,397	1,406	982	959	991	406	41.0
West Virginia	1,135	1,163	1,128	1,106	1,114	21	1.9
Other Regional	6,500	6,754	3,774	3,780	3,859	2,641	68.4

Regional Banking	32,070	31,953	19,663	19,439	19,546	12,524	64.1
Dealer Sales	5,515	5,376	4,888	4,917	4,913	602	12.3
Private Financial and Capital Markets Group	2,524	2,499	1,888	1,847	1,840	684	37.2
Treasury / Other	—	—	—	—	—	—	—

Total loans and direct financing leases	$40,109	$39,828	$26,439	$26,203	$26,299	$13,810	52.5%

Deposit composition (1)
Regional Banking:
Central Ohio	$6,169	$6,026	$4,962	$4,889	$4,908	$1,261	25.7%
Northwest Ohio	2,825	2,856	1,070	1,061	1,010	1,815	N.M.
Greater Cleveland	3,089	2,969	2,024	2,005	2,068	1,021	49.4
Greater Akron/Canton	2,634	2,613	1,898	1,903	1,890	744	39.4
Southern Ohio/Kentucky	2,644	2,564	2,333	2,285	2,229	415	18.6
Mahoning Valley	1,550	1,562	—	—	—	1,550	—
Ohio Valley	1,345	1,380	—	—	—	1,345	—
West Michigan	2,925	2,868	2,784	2,790	2,818	107	3.8
East Michigan	2,404	2,423	2,397	2,431	2,370	34	1.4
Western Pennsylvania	1,655	1,695	—	—	—	1,655	—
Pittsburgh	946	943	—	—	—	946	—
Central Indiana	1,940	1,831	854	870	922	1,018	N.M.
West Virginia	1,567	1,562	1,535	1,533	1,522	45	3.0
Other Regional	759	861	537	452	446	313	70.2

Regional Banking	32,452	32,153	20,394	20,219	20,183	12,269	60.8
Dealer Sales	59	56	55	52	56	3	5.4
Private Financial and Capital Markets Group	1,629	1,645	1,142	1,148	1,174	455	38.8
Treasury / Other	3,535	3,798	2,682	3,032	3,295	240	7.3

Total deposits	$37,675	$37,652	$24,273	$24,451	$24,708	$12,967	52.5%

N.M., not a meaningful value.

(1)	Prior period amounts have been reclassified to conform to the current period presentation.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data (1)
(Unaudited)

	2007				2006	4Q07 vs 4Q06
(in thousands, except per share amounts)	Fourth	Third	Second	First	Fourth	Amount	Percent

Interest income	$814,398	$851,155	$542,461	$534,949	$544,841	$269,557	49.5%
Interest expense	431,465	441,522	289,070	279,394	286,852	144,613	50.4

Net interest income	382,933	409,633	253,391	255,555	257,989	124,944	48.4
Provision for credit losses	512,082	42,007	60,133	29,406	15,744	496,338	N.M.

Net interest (loss) income after provision for credit losses	(129,149)	367,626	193,258	226,149	242,245	(371,394)	N.M.

Service charges on deposit accounts	81,276	78,107	50,017	44,793	48,548	32,728	67.4
Trust services	35,198	33,562	26,764	25,894	23,511	11,687	49.7
Brokerage and insurance income	30,288	28,806	17,199	16,082	14,600	15,688	N.M.
Other service charges and fees	21,891	21,045	14,923	13,208	13,784	8,107	58.8
Bank owned life insurance income	13,253	14,847	10,904	10,851	10,804	2,449	22.7
Mortgage banking income	3,702	9,629	7,122	9,351	6,169	(2,467)	(40.0)
Securities (losses) gains	(11,551)	(13,152)	(5,139)	104	(15,804)	4,253	(26.9)
Other income (2)	(3,500)	31,830	34,403	24,894	38,994	(42,494)	N.M.

Total non-interest income	170,557	204,674	156,193	145,177	140,606	29,951	21.3

Personnel costs	214,850	202,148	135,191	134,639	137,944	76,906	55.8
Outside data processing and other services	39,130	40,600	25,701	21,814	20,695	18,435	89.1
Net occupancy	26,714	33,334	19,417	19,908	17,279	9,435	54.6
Equipment	22,816	23,290	17,157	18,219	18,151	4,665	25.7
Amortization of intangibles	20,163	19,949	2,519	2,520	2,993	17,170	N.M.
Marketing	16,175	13,186	8,986	7,696	6,207	9,968	N.M.
Professional services	14,464	11,273	8,101	6,482	8,958	5,506	61.5
Telecommunications	8,513	7,286	4,577	4,126	4,619	3,894	84.3
Printing and supplies	6,594	4,743	3,672	3,242	3,610	2,984	82.7
Other expense (2)	70,133	29,754	19,334	23,426	47,334	22,799	48.2

Total non-interest expense	439,552	385,563	244,655	242,072	267,790	171,762	64.1

(Loss) Income before income taxes	(398,144)	186,737	104,796	129,254	115,061	(513,205)	N.M.
(Benefit) Provision for income taxes	(158,864)	48,535	24,275	33,528	27,347	(186,211)	N.M.

Net (loss) income	$(239,280)	$138,202	$80,521	$95,726	$87,714	$(326,994)	N.M. %

Average common shares - diluted	366,119	368,280	239,008	238,754	239,881	126,238	52.6%

Per common share
Net (loss) income - diluted	$(0.65)	$0.38	$0.34	$0.40	$0.37	$(1.02)	N.M.
Cash dividends declared	0.265	0.265	0.265	0.265	0.250	0.015	6.0

Return on average total assets	(1.74)%	1.02%	0.92%	1.11%	0.98	(2.72)%	N.M.
Return on average total shareholders’ equity	(15.3)	8.8	10.6	12.9	11.3	(26.6)	N.M.
Return on average tangible shareholders’ equity (3)	(32.4)	20.9	13.6	16.5	14.5	(46.90)	N.M.
Net interest margin (4)	3.26	3.52	3.26	3.36	3.28	(0.02)	(0.6)
Efficiency ratio (5)	73.5	57.7	57.8	59.2	63.3	10.2	16.1
Effective tax rate (benefit)	(39.9)	26.0	23.2	25.9	23.8	(63.7)	N.M.

Revenue - fully taxable equivalent (FTE)
Net interest income	$382,933	$409,633	$253,391	$255,555	$257,989	$124,944	48.4
FTE adjustment	5,363	5,712	4,127	4,047	4,115	1,248	30.3

Net interest income (4)	388,296	415,345	257,518	259,602	262,104	126,192	48.1
Non-interest income	170,557	204,674	156,193	145,177	140,606	29,951	21.3

Total revenue (4)	$558,853	$620,019	$413,711	$404,779	$402,710	$156,143	38.8%

N.M., not a meaningful value.

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to ‘Significant Items Influencing Financial Performance Comparisons’.

(2)	Automobile operating lease income and expense is included in ‘Other Income’ and ‘Other Expense’, respectively.

(3)	Net income less expense for amortization of intangibles (net of tax) for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Other intangible assets are net of deferred tax.

(4)	On a fully taxable equivalent (FTE) basis assuming a 35% tax rate.

(5)	Non-interest expense less amortization of intangibles divided by the sum of FTE net interest income and non-interest income excluding securities gains (losses).

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Income
(Unaudited)

	2007				2006	4Q07 vs 4Q06
(in thousands, except as noted)	Fourth	Third	Second	First	Fourth	Amount	Percent

Mortgage Banking Income
Origination and secondary marketing	$5,879	$8,375	$6,771	$4,940	$4,057	$1,822	44.9%
Servicing fees	11,405	10,811	6,976	6,820	6,662	4,743	71.2
Amortization of capitalized servicing (1)	(5,929)	(6,571)	(4,449)	(3,638)	(3,835)	(2,094)	(54.6)
Other mortgage banking income	4,113	3,016	2,822	3,247	1,778	2,335	N.M.

Sub-total	15,468	15,631	12,120	11,369	8,662	6,806	78.6
MSR valuation adjustment (1)	(21,245)	(9,863)	16,034	(1,057)	(1,907)	(19,338)	N.M.
Net trading gains (losses) related to MSR hedging	9,479	3,861	(21,032)	(961)	(586)	10,065	N.M.

Total mortgage banking income	$3,702	$9,629	$7,122	$9,351	$6,169	$(2,467)	(40.0)%

Capitalized mortgage servicing rights (2)	$207,894	$228,933	$155,420	$134,845	$131,104	$76,790	58.6%
Total mortgages serviced for others (in millions) (2)	15,088	15,073	8,693	8,494	8,252	6,836	82.8
MSR % of investor servicing portfolio	1.38%	1.52%	1.79%	1.59%	1.59%	(0.21)%	(13.2)

Net Impact of MSR Hedging
MSR valuation adjustment (1)	$(21,245)	$(9,863)	$16,034	$(1,057)	$(1,907)	$(19,338)	N.M. %
Net trading gains (losses) related to MSR hedging	9,479	3,861	(21,032)	(961)	(586)	10,065	N.M.
Net interest income (losses) related to MSR hedging	3,192	2,357	248	—	(2)	3,194	N.M.

Net impact of MSR hedging	$(8,574)	$(3,645)	$(4,750)	$(2,018)	$(2,495)	$(6,079)	N.M. %

N.M., not a meaningful value.

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	2007				2006
(in thousands)	Fourth	Third	Second	First	Fourth

Allowance for loan and lease losses, beginning of period	$454,784	$307,519	$282,976	$272,068	$280,152

Acquired allowance for loan and lease losses	—	188,128	—	—	—
Loan and lease losses	(388,506)	(57,466)	(44,158)	(27,813)	(32,835)
Recoveries of loans previously charged off	10,599	10,360	9,658	9,695	9,866

Net loan and lease losses	(377,907)	(47,106)	(34,500)	(18,118)	(22,969)

Provision for loan and lease losses	503,781	36,952	59,043	29,026	14,885
Allowance for loans transferred to held-for-sale	(2,216)	(30,709)	—	—	—

Allowance for loan and lease losses, end of period	$578,442	$454,784	$307,519	$282,976	$272,068

Allowance for unfunded loan commitments and letters of credit, beginning of period	$58,227	$41,631	$40,541	$40,161	$39,302

Acquired AULC	—	11,541	—	—	—
Provision for unfunded loan commitments and letters of credit losses	8,301	5,055	1,090	380	859

Allowance for unfunded loan commitments and letters of credit, end of period	$66,528	$58,227	$41,631	$40,541	$40,161

Total allowances for credit losses	$644,970	$513,011	$349,150	$323,517	$312,229

Allowance for loan and lease losses (ALLL) as % of:
Transaction reserve	1.27%	0.97%	0.94%	0.89%	0.86%
Economic reserve	0.17	0.17	0.21	0.19	0.18

Total loans and leases	1.44%	1.14%	1.15%	1.08%	1.04%

Nonaccrual loans and leases (NALs)	181	182	145	180	189

Total allowances for credit losses (ACL) as % of:
Total loans and leases	1.61%	1.28%	1.30%	1.23%	1.19%
Nonaccrual loans and leases	202	206	165	206	217

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	2007				2006
(in thousands)	Fourth	Third	Second	First	Fourth

Net charge-offs (recoveries) by loan and lease type:
Commercial:
Middle market commercial and industrial	$318,485	$7,760	$3,628	$(11)	$(1,827)
Middle market commercial real estate:
Construction	6,800	2,160	2,876	9	3,957
Commercial	13,313	2,282	10,428	377	144

Middle market commercial real estate	20,113	4,442	13,304	386	4,101
Small business	6,043	5,102	3,603	2,089	4,535

Total commercial	344,641	17,304	20,535	2,464	6,809

Consumer:
Automobile loans	7,347	5,354	1,631	2,853	2,422
Automobile leases	3,046	2,561	2,699	2,201	2,866

Automobile loans and leases	10,393	7,915	4,330	5,054	5,288
Home equity	12,212	10,841	5,405	5,968	5,820
Residential mortgage	3,340	4,405	1,695	1,931	2,226
Other loans	7,321	6,641	2,535	2,701	2,826

Total consumer	33,266	29,802	13,965	15,654	16,160

Total net charge-offs	$377,907	$47,106	$34,500	$18,118	$22,969

Net charge-offs (recoveries) — annualized percentages:
Commercial:
Middle market commercial and industrial	12.30%	0.30%	0.23%	—%	(0.12)%
Middle market commercial real estate:
Construction	1.46	0.48	0.92	—	1.35
Commercial	0.92	0.16	1.46	0.05	0.02

Middle market commercial real estate	1.06	0.24	1.29	0.04	0.41
Small business	0.56	0.47	0.58	0.34	0.75

Total commercial	6.18	0.31	0.64	0.08	0.22

Consumer:
Automobile loans	0.96	0.73	0.28	0.52	0.46
Automobile leases	0.96	0.72	0.70	0.52	0.62

Automobile loans and leases	0.96	0.73	0.45	0.52	0.54
Home equity	0.67	0.58	0.43	0.49	0.47
Residential mortgage	0.25	0.32	0.16	0.17	0.19
Other loans	4.02	4.97	2.39	2.56	2.63

Total consumer	0.75	0.67	0.41	0.46	0.46

Net charge-offs as a % of average loans	3.77%	0.47%	0.52%	0.28%	0.35%

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans (NALs), Nonperforming Assets (NPAs) and Past Due Loans and Leases
(Unaudited)

	2007				2006
(in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,

Nonaccrual loans and leases:
Middle market commercial and industrial	$51,875	$56,691	$41,644	$32,970	$35,657
Middle market commercial real estate	132,157	85,144	81,108	42,458	34,831
Small business	52,114	36,712	32,059	30,015	25,852
Residential mortgage	59,557	47,738	39,868	35,491	32,527
Home equity	24,068	23,111	16,837	16,396	15,266

Total nonaccrual loans and leases	319,771	249,396	211,516	157,330	144,133
Restructured loans	1,187,368	—	—	—	—
Other real estate, net:
Residential	72,467	66,155	47,712	47,762	47,898
Commercial	2,804	2,710	1,957	1,586	1,589

Total other real estate, net	75,271	68,865	49,669	49,348	49,487
Impaired loans held for sale (1)	73,481	100,485	—	—	—
Other NPAs (2)	4,379	16,296	—	—	—

Total nonperforming assets	$1,660,270	$435,042	$261,185	$206,678	$193,620

Nonaccrual loans and leases as a % of total loans and leases	0.80%	0.62%	0.79%	0.60%	0.55%

NPA ratio (3)	4.13	1.08	0.97	0.79	0.74

Accruing loans and leases past due 90 days or more	$140,977	$115,607	$67,277	$70,179	$59,114

Accruing loans and leases past due 90 days or more as a percent of total loans and leases	0.35%	0.29%	0.25%	0.27%	0.23%

	2007				2006
(in thousands)	Fourth	Third	Second	First	Fourth

Nonperforming assets, beginning of period	$435,042	$261,185	$206,678	$193,620	$171,212
New nonperforming assets	211,134	92,986	112,348	51,588	60,287
Restructured loans(4)	1,187,368	—	—	—
Acquired nonperforming assets	—	144,492	—	—	—
Returns to accruing status	(5,273)	(8,829)	(4,674)	(6,176)	(5,666)
Loan and lease losses	(62,502)	(28,031)	(27,149)	(9,072)	(11,908)
Payments	(30,756)	(17,589)	(19,662)	(18,086)	(16,673)
Sales	(74,743)	(9,172)	(6,356)	(5,196)	(3,632)

Nonperforming assets, end of period	$1,660,270	$435,042	$261,185	$206,678	$193,620

(1)	Represent impaired loans obtained from the Sky Financial acquisition that are intended to be sold. Held for sale loans are carried at the lower of cost or market value.

(2)	Other NPAs represent certain investment securities backed by mortgage loans to borrowers with lower FICO scores.

(3)	Nonperforming assets divided by the sum of loans and leases, impaired loans held for sale, net other real estate, and other NPAs.

(4)	Restructured loans are net of loan losses and payments.

Huntington Bancshares Incorporated
Quarterly Stock Summary, Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	2007				2006
(in thousands, except per share amounts)	Fourth	Third	Second	First	Fourth

Common stock price, per share
High (1)	$18.390	$22.930	$22.960	$24.140	$24.970
Low (1)	13.500	16.050	21.300	21.610	22.870
Close	14.760	16.980	22.740	21.850	23.750
Average closing price	16.125	18.671	22.231	23.117	24.315

Dividends, per share
Cash dividends declared on common stock	$0.265	$0.265	$0.265	$0.265	$0.250

Common shares outstanding
Average — basic	366,119	365,895	236,032	235,586	236,426
Average — diluted	366,119	368,280	239,008	238,754	239,881
Ending	366,262	365,898	236,244	235,714	235,474

Book value per share	$16.24	$17.08	$12.97	$12.95	$12.80
Tangible book value per share	7.13	8.10	10.41	10.37	10.21

Common share repurchases
Number of shares repurchased	—	—	—	—	3,050
Capital data

	2007				2006
(in millions)	December 31,	September 30,	June 30,	March 31,	December 31,

Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$5,949	$6,250	$3,064	$3,051	$3,014
Less: goodwill	(3,059)	(2,996)	(570)	(570)	(571)
Less: other intangible assets	(428)	(443)	(55)	(57)	(59)
Add: related deferred tax liability (2)	150	155	19	20	21

Total tangible equity	$2,612	$2,965	$2,459	$2,444	$2,405

Total assets	$54,697	$55,304	$36,421	$34,979	$35,329
Less: goodwill	(3,059)	(2,996)	(570)	(570)	(571)
Less: other intangible assets	(428)	(443)	(55)	(57)	(59)
Add: related deferred tax liability (2)	150	155	19	20	21

Total tangible assets	$51,360	$52,020	$35,815	$34,372	$34,719

Tangible equity / asset ratio	5.08%	5.70%	6.87%	7.11%	6.93%

Other capital data:
Total risk-weighted assets (3)	$45,852	$45,931	$32,121	$31,473	$31,155

Tier 1 leverage ratio (3)	6.77%	7.57%	9.07%	8.24%	8.00%
Tier 1 risk-based capital ratio (3)	7.55	8.35	9.74	8.98	8.93
Total risk-based capital ratio (3)	10.89	11.58	13.49	12.82	12.79

Tangible equity / risk-weighted assets ratio (3)	5.70	6.46	7.66	7.77	7.72
Average equity / average assets	11.40	11.50	8.66	8.63	8.70

Other data:
Number of employees (full-time equivalent)	11,925	12,312	8,410	8,029	8,081
Number of domestic full-service banking offices (4)	625	620	379	375	381

(1)	High and low stock prices are intra-day quotes obtained from NASDAQ.

(2)	Deferred tax liability related to other intangible assets is calculated assuming a 35% tax rate.

(3)	December 31, 2007 figures are estimated. Based on an interim decision by the banking agencies on December 14, 2006, Huntington has excluded the impact of adopting Statement 158 from the regulatory capital calculations.

(4)	Includes Private Financial Group offices.

Huntington Bancshares Incorporated
Consolidated Annual Average Balance Sheets
(Unaudited)

	Annual Average Balances
Fully taxable equivalent basis		Change from 2006			Change from 2005
(in millions)	2007	Amount	%	2006	Amount	%	2005	2004	2003

Assets
Interest bearing deposits in banks	$260	$207	N.M.	$53	$—	—%	$53	$66	$37
Trading account securities	642	550	N.M.	92	(115)	(55.6)	207	105	14
Federal funds sold and securities purchased under resale agreements	591	270	84.1	321	59	22.5	262	319	87
Loans held for sale	362	87	31.6	275	(43)	(13.5)	318	243	564
Investment securities:
Taxable	3,653	(544)	(13.0)	4,197	514	14.0	3,683	4,425	3,533
Tax-exempt	646	76	13.3	570	95	20.0	475	412	334

Total investment securities	4,299	(468)	(9.8)	4,767	609	14.6	4,158	4,837	3,867
Loans and leases: (1)
Commercial:
Middle market commercial and industrial	8,252	2,694	48.5	5,558	741	15.4	4,817	4,456	4,633
Middle market commercial real estate:
Construction	1,511	261	20.9	1,250	(428)	(25.5)	1,678	1,420	1,219
Commercial	4,267	1,516	55.1	2,751	843	44.2	1,908	1,922	1,800

Middle market commercial real estate	5,778	1,777	44.4	4,001	415	11.6	3,586	3,342	3,019
Small business	3,413	1,107	48.0	2,306	82	3.7	2,224	2,003	1,787

Total commercial	17,443	5,578	47.0	11,865	1,238	11.7	10,627	9,801	9,439

Consumer:
Automobile loans	2,633	576	28.0	2,057	14	0.7	2,043	2,285	3,260
Automobile leases	1,485	(546)	(26.9)	2,031	(391)	(16.1)	2,422	2,192	1,423

Automobile loans and leases	4,118	30	0.7	4,088	(377)	(8.4)	4,465	4,477	4,683
Home equity	6,173	1,203	24.2	4,970	218	4.6	4,752	4,244	3,400
Residential mortgage	4,939	358	7.8	4,581	500	12.3	4,081	3,212	2,076
Other loans	529	90	20.5	439	54	14.0	385	393	426

Total consumer	15,759	1,681	11.9	14,078	395	2.9	13,683	12,326	10,585

Total loans and leases	33,202	7,259	28.0	25,943	1,633	6.7	24,310	22,127	20,024
Allowance for loan and lease losses	(382)	(95)	(33.1)	(287)	(19)	(7.1)	(268)	(298)	(330)

Net loans and leases	32,820	7,164	27.9	25,656	1,614	6.7	24,042	21,829	19,694

Total earning assets	39,356	7,905	25.1	31,451	2,143	7.3	29,308	27,697	24,593

Cash and due from banks	930	105	12.7	825	(20)	(2.4)	845	843	774
Intangible assets	2,019	1,452	N.M.	567	349	N.M.	218	216	218
All other assets	2,789	233	9.1	2,556	20	0.8	2,536	2,975	3,717

Total Assets	$44,712	$9,600	27.3	$35,112	$2,473	7.6	$32,639	$31,433	$28,972

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	$4,438	$908	25.7%	$3,530	$151	4.5%	$3,379	$3,230	$3,080
Demand deposits — interest bearing	3,129	991	46.4	2,138	218	11.4	1,920	1,953	1,822
Money market deposits	6,173	569	10.2	5,604	(134)	(2.3)	5,738	5,254	4,371
Savings and other domestic deposits	3,895	903	30.2	2,992	(163)	(5.2)	3,155	3,431	3,462
Core certificates of deposit	8,057	3,007	59.5	5,050	1,716	51.5	3,334	2,689	3,115

Total core deposits	25,692	6,378	33.0	19,314	1,788	10.2	17,526	16,557	15,850
Other domestic deposits of $100,000 or more	1,494	381	34.2	1,113	203	22.3	910	593	389
Brokered deposits and negotiable CDs	3,239	(3)	(0.1)	3,242	123	3.9	3,119	1,837	1,419
Deposits in foreign offices	641	126	24.5	515	58	12.7	457	508	500

Total deposits	31,066	6,882	28.5	24,184	2,172	9.9	22,012	19,495	18,158
Short-term borrowings	2,245	445	24.7	1,800	421	30.5	1,379	1,410	1,600
Federal Home Loan Bank advances	2,027	658	48.1	1,369	264	23.9	1,105	1,271	1,258
Subordinated notes and other long-term debt	3,688	114	3.2	3,574	(490)	(12.1)	4,064	5,379	4,559

Total interest bearing liabilities	34,588	7,191	26.2	27,397	2,216	8.8	25,181	24,325	22,495

All other liabilities	1,054	(185)	(14.9)	1,239	(257)	(17.2)	1,496	1,504	1,201
Shareholders’ equity	4,632	1,686	57.2	2,946	363	14.1	2,583	2,374	2,196

Total Liabilities and Shareholders’ Equity	$44,712	$9,600	27.3%	$35,112	$2,473	7.6%	$32,639	$31,433	$28,972

N.M., not a meaningful value.

(1)	For purposes of this analysis, non-accrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Consolidated Annual Net Interest Margin Analysis
(Unaudited)

	Annual Average Rates (2)
Fully Taxable Equivalent basis (1)	2007	2006	2005	2004	2003

Assets
Interest bearing deposits in banks	4.80%	6.00%	2.16%	1.05%	1.53%
Trading account securities	5.84	4.19	4.08	4.15	4.02
Federal funds sold and securities purchased under resale agreements	5.05	5.00	2.27	1.73	1.80
Loans held for sale	5.69	6.10	5.64	5.35	5.32
Investment securities:
Taxable	6.07	5.47	4.31	3.88	4.52
Tax-exempt	6.72	6.75	6.71	6.98	7.04

Total investment securities	6.17	5.62	4.58	4.14	4.73
Loans and leases (3):
Commercial:
Middle market commercial and industrial	7.44	7.38	5.79	4.41	4.82
Middle market commercial real estate:
Construction	7.77	8.08	6.43	4.52	4.21
Commercial	7.46	7.46	5.93	4.58	4.97

Middle market commercial real estate	7.54	7.65	6.16	4.55	4.66
Small business	7.51	7.20	6.18	5.50	5.91

Total commercial	7.49	7.43	6.00	4.68	5.00

Consumer:
Automobile loans	7.17	6.57	6.52	7.22	7.43
Automobile leases	5.41	5.07	4.94	5.00	5.12

Automobile loans and leases	6.53	5.82	5.66	6.14	6.73
Home equity	7.77	7.44	6.07	4.92	4.89
Residential mortgage	5.79	5.44	5.22	5.07	5.40
Other loans	10.51	9.07	10.23	7.51	8.55

Total consumer	6.92	6.37	5.80	5.48	5.95

Total loans and leases	7.22	6.86	5.89	5.13	5.50

Total earning assets	7.02%	6.63%	5.65%	4.89%	5.35%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	—%	—%	—%	—%	—%
Demand deposits — interest bearing	1.29	0.90	0.55	0.42	0.55
Money market deposits	3.77	3.45	2.18	1.25	1.44
Savings and other domestic deposits	2.33	1.68	1.36	1.28	1.96
Core certificates of deposit	4.86	4.25	3.56	3.36	3.67

Total core deposits	3.55	3.02	2.10	1.56	2.00
Other domestic deposits of $100,000 or more	5.07	4.99	3.39	1.90	1.17
Brokered deposits and negotiable CDs	5.41	5.22	3.51	1.80	1.70
Deposits in foreign offices	3.19	2.93	2.10	0.82	0.92

Total deposits	3.85	3.47	2.40	1.58	1.91
Short-term borrowings	4.13	4.01	2.49	0.93	0.98
Federal Home Loan Bank advances	5.06	4.38	3.13	2.62	1.94
Subordinated notes and other long-term debt	5.96	5.65	4.02	2.46	2.82

Total interest bearing liabilities	4.17	3.84	2.70	1.79	2.03

Net interest rate spread	2.85	2.79	2.95	3.10	3.32
Impact of non-interest bearing funds on margin	0.51	0.50	0.38	0.23	0.17

Net interest margin	3.36%	3.29%	3.33%	3.33%	3.49%

(1)	Fully taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 15 for the FTE adjustment.

(2)	Loan and lease and deposit average rates include impact of applicable derivatives and non-deferrable fees.

(3)	For purposes of this analysis, nonaccrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Selected Annual Income Statement Data (1)
(Unaudited)

	Year Ended December 31,
		Change from 2006			Change from 2005
(in thousands, except per share amounts)	2007	Amount	%	2006	Amount	%	2005	2004	2003

Interest income	$2,742,963	$672,444	32.5%	$2,070,519	$428,754	26.1%	$1,641,765	$1,347,315	$1,305,756
Interest expense	1,441,451	390,109	37.1	1,051,342	371,988	54.8	679,354	435,941	456,770

Net interest income	1,301,512	282,335	27.7	1,019,177	56,766	5.9	962,411	911,374	848,986
Provision for credit losses	643,628	578,437	N.M.	65,191	(16,108)	(19.8)	81,299	55,062	163,993

Net interest income after provision for credit losses	657,884	(296,102)	(31.0)	953,986	72,874	8.3	881,112	856,312	684,993

Service charges on deposit accounts	254,193	68,480	36.9	185,713	17,879	10.7	167,834	171,115	167,840
Trust services	121,418	31,463	35.0	89,955	12,550	16.2	77,405	67,410	61,649
Brokerage and insurance income	92,375	33,540	57.0	58,835	5,216	9.7	53,619	54,799	57,844
Other service charges and fees	71,067	19,713	38.4	51,354	7,006	15.8	44,348	41,574	41,446
Bank owned life insurance income	49,855	6,080	13.9	43,775	3,039	7.5	40,736	42,297	43,028
Mortgage banking income	29,804	(11,687)	(28.2)	41,491	13,158	46.4	28,333	26,786	58,180
Securities (losses) gains	(29,738)	43,453	(59.4)	(73,191)	(65,136)	N.M.	(8,055)	15,763	5,258
Gain on sale of branch offices	—	—	—	—	—	—	—	—	13,112
Other income (2)	87,629	(75,508)	(46.3)	163,137	(64,925)	(28.5)	228,062	398,854	620,796

Total non-interest income	676,603	115,534	20.6	561,069	(71,213)	(11.3)	632,282	818,598	1,069,153

Personnel costs	686,828	145,600	26.9	541,228	59,570	12.4	481,658	485,806	447,263
Outside data processing and other services	127,245	48,466	61.5	78,779	4,141	5.5	74,638	72,115	66,118
Net occupancy	99,373	28,092	39.4	71,281	189	0.3	71,092	75,941	62,481
Equipment	81,482	11,570	16.5	69,912	6,788	10.8	63,124	63,342	65,921
Amortization of intangibles	45,151	35,189	N.M.	9,962	9,133	N.M.	829	817	816
Marketing	46,043	14,315	45.1	31,728	5,449	20.7	26,279	24,600	25,648
Professional services	40,320	13,267	49.0	27,053	(7,516)	(21.7)	34,569	36,876	42,448
Telecommunications	24,502	5,250	27.3	19,252	604	3.2	18,648	19,787	21,979
Printing and supplies	18,251	4,387	31.6	13,864	1,291	10.3	12,573	12,463	13,009
Restructuring reserve releases	—	—	—	—	—	—	—	(1,151)	(6,666)
Loss on early extinguishment of debt	—	—	—	—	—	—	—	—	15,250
Other expense (2)	142,649	4,714	3.4	137,935	(48,475)	(26.0)	186,410	331,648	475,892

Total non-interest expense	1,311,844	310,850	31.1	1,000,994	31,174	3.2	969,820	1,122,244	1,230,159

Income before income taxes	22,643	(491,418)	(95.6)	514,061	(29,513)	(5.4)	543,574	552,666	523,987
(Benefit) Provision for income taxes	(52,526)	(105,366)	N.M.	52,840	(78,643)	(59.8)	131,483	153,741	138,294

Income before cumulative effect of change in accounting principle	75,169	(386,052)	(83.7)	461,221	49,130	11.9	412,091	398,925	385,693
Cumulative effect of change in accounting principle, net of tax	—	—	—	—	—	—	—	—	(13,330)

Net income	$75,169	(386,052)	(83.7)%	$461,221	49,130	11.9%	$412,091	$398,925	$372,363

Average common shares — diluted	303,455	63,535	26.5%	239,920	6,445	2.8%	233,475	233,856	231,582

Per common share
Net income per common share — diluted	0.25	(1.67)	(87.0)	1.92	0.15	8.5	1.77	1.71	1.61
Cash dividends declared	1.060	0.060	6.0	1.000	0.155	18.3	0.845	0.750	0.670

Return on average total assets	0.17%	(1.14)%	(87.02)	1.31%	0.05%	3.97	1.26%	1.27%	1.29%
Return on average total shareholders’ equity	1.6	(14.1)	(89.8)	15.7	(0.3)	(1.9)	16.0	16.8	17.0
Return on average tangible shareholders’ equity (3)	4.0	(15.7)	(79.7)	19.7	2.3	13.2	17.4	18.5	19.5
Net interest margin (4)	3.36	0.07	2.1	3.29	(0.04)	(1.2)	3.33	3.33	3.49
Efficiency ratio (5)	62.5	3.1	5.2	59.4	(0.6)	(1.0)	60.0	65.0	63.9
Effective tax rate	N.M.	N.M.	N.M.	10.3	(13.90)	(57.4)	24.2	27.8	26.4

Revenue — fully taxable equivalent (FTE)
Net interest income	$1,301,512	$282,335	27.7%	$1,019,177	$56,766	5.9%	$962,411	$911,374	$848,986
FTE adjustment (4)	19,249	3,224	20.1	16,025	2,632	19.7	13,393	11,653	9,684

Net interest income	1,320,761	285,559	27.6	1,035,202	59,398	6.1	975,804	923,027	858,670
Non-interest income	676,603	115,534	20.6	561,069	(71,213)	(11.3)	632,282	818,598	1,069,153

Total revenue	$1,997,364	$401,093	25.1%	$1,596,271	$(11,815)	(0.7)%	$1,608,086	$1,741,625	$1,927,823

N.M., not a meaningful value.

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to the ‘Significant Items Influencing Financial Performance Comparisons’.

(2)	Automobile operating lease income and expense is included in ‘Other Income’ and ‘Other Expense’, respectively.

(3)	Net income less expense for amortization of intangibles (net of tax) for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average goodwill and other intangible assets. Other intangible assets are net of deferred tax.

(4)	On a fully taxable equivalent (FTE) basis assuming a 35% tax rate.

(5)	Non-interest expense less amortization of intangibles divided by the sum of FTE net interest income and non-interest income excluding securities losses.

Huntington Bancshares Incorporated
Annual Mortgage Banking Income
(Unaudited)

	Year Ended December 31,
(in thousands, except as noted)	2007	2006	2005	2004	2003

Mortgage Banking Income
Origination and secondary marketing	$25,965	$18,217	$24,934	$22,709	$40,879
Servicing fees	36,012	24,659	22,181	21,696	16,906
Amortization of capitalized servicing (1)	(20,587)	(15,144)	(18,359)	(19,019)	(25,966)
Other mortgage banking income	13,198	10,173	8,583	10,024	11,404

Sub-total	54,588	37,905	37,339	35,410	43,223
MSR valuation adjustment (1)	(16,131)	4,871	4,371	1,378	14,957
Net trading (losses) gains related to MSR hedging	(8,653)	(1,285)	(13,377)	(10,002)	—

Total mortgage banking income	$29,804	$41,491	$28,333	$26,786	$58,180

Capitalized mortgage servicing rights (2)	$207,894	$131,104	$91,259	$77,107	$71,087
MSR allowance (2)	—	—	(404)	(4,775)	(6,153)
Total mortgages serviced for others (in millions) (2)	15,088	8,252	7,276	6,861	6,394
MSR % of investor servicing portfolio	1.38%	1.59%	1.25%	1.12%	1.11%

Net Impact of MSR Hedging

MSR valuation adjustment (1)	$(16,131)	$4,871	$4,371	$1,378	$14,957
Net trading (losses) gains related to MSR hedging	(8,653)	(1,285)	(13,377)	(10,002)	—
Net interest income related to MSR hedging	5,797	36	1,688	1,450	—
Other MSR hedge activity	—	—	—	(4,492)	—

Net impact of MSR hedging	$(18,987)	$3,622	$(7,318)	$(11,666)	$14,957

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Annual Credit Reserves Analysis
(Unaudited)

	Year Ended December 31,
(in thousands)	2007	2006	2005	2004	2003

Allowance for loan and lease losses, beginning of period	$272,068	$268,347	$271,211	$299,732	$300,503

Acquired allowance for loan and lease losses	188,128	23,785	—	—	—
Loan and lease losses	(517,943)	(119,692)	(115,848)	(126,115)	(201,534)
Recoveries of loans previously charged off	40,312	37,316	35,791	47,580	39,725

Net loan and lease losses	(477,631)	(82,376)	(80,057)	(78,535)	(161,809)

Provision for loan and lease losses	628,802	62,312	83,782	57,397	164,616
Economic reserve transfer	—	—	(6,253)	—	—
Allowance of assets sold and securitized	—	—	(336)	(7,383)	(3,578)
Allowance for loans transferred to held-for-sale	(32,925)	—	—	—	—

Allowance for loan and lease losses, end of period	$578,442	$272,068	$268,347	$271,211	$299,732

Allowance for unfunded loan commitments and letters of credit, beginning of period	$40,161	$36,957	$33,187	$35,522	$36,145

Acquired AULC	11,541	325	—	—	—
Provision for unfunded loan commitments and letters of credit losses	14,826	2,879	(2,483)	(2,335)	(623)
Economic reserve transfer	—	—	6,253	—	—

Allowance for unfunded loan commitments and letters of credit, end of period	$66,528	$40,161	$36,957	$33,187	$35,522

Total allowances for credit losses	$644,970	$312,229	$305,304	$304,398	$335,254

Allowance for loan and lease losses (ALLL) as % of:
Transaction reserve	1.27%	0.86%	0.89%	0.83%	1.02%
Economic reserve	0.17	0.18	0.21	0.32	0.40

Total loans and leases	1.44%	1.04%	1.10%	1.15%	1.42%

Nonaccrual loans and leases (NALs)	181	189	263	424	397

Total allowances for credit losses (ACL) as % of:
Total loans and leases	1.61%	1.19%	1.25%	1.29%	1.59%
Nonaccrual loans and leases	202	217	300	476	444

Huntington Bancshares Incorporated
Annual Net Charge-Off Analysis
(Unaudited)

	Year Ended December 31,
(in thousands)	2007	2006	2005	2004	2003

Net charge-offs by loan and lease type:
Commercial:
Middle market commercial and industrial	$329,862	$6,318	$13,578	$1,920	$75,803
Middle market commercial real estate:
Construction	11,845	3,553	135	2,465	2,928
Commercial	26,400	2,555	3,910	5,506	5,019

Middle market commercial real estate	38,245	6,108	4,045	7,971	7,947
Small business	16,837	15,225	11,951	5,566	11,625

Total commercial	384,944	27,651	29,574	15,457	95,375

Consumer:
Automobile loans	17,185	8,330	11,988	28,574	40,266
Automobile leases	10,507	10,445	11,664	10,837	5,728

Automobile loans and leases	27,692	18,775	23,652	39,411	45,994
Home equity	34,426	21,854	17,619	15,074	12,114
Residential mortgage	11,371	4,505	2,332	1,760	832
Other loans	19,198	9,591	6,880	6,833	7,494

Total consumer	92,687	54,725	50,483	63,078	66,434

Total net charge-offs	$477,631	$82,376	$80,057	$78,535	$161,809

Net charge-offs annualized percentages:
Commercial:
Middle market commercial and industrial	4.00%	0.11%	0.28%	0.04%	1.64%
Middle market commercial real estate:
Construction	0.78	0.28	0.01	0.17	0.24
Commercial	0.62	0.09	0.20	0.29	0.28

Middle market commercial real estate	0.66	0.15	0.11	0.24	0.26
Small business	0.49	0.66	0.54	0.28	0.65

Total commercial	2.21	0.23	0.28	0.16	1.01

Consumer:
Automobile loans	0.65	0.40	0.59	1.25	1.24
Automobile leases	0.71	0.51	0.48	0.49	0.40

Automobile loans and leases	0.67	0.46	0.53	0.88	0.98
Home equity	0.56	0.44	0.37	0.36	0.36
Residential mortgage	0.23	0.10	0.06	0.05	0.04
Other loans	3.63	2.18	1.79	1.74	1.76

Total consumer	0.59	0.39	0.37	0.51	0.63

Net charge-offs as a % of average loans	1.44%	0.32%	0.33%	0.35%	0.81%

Huntington Bancshares Incorporated
Annual Nonaccrual Loans (NALs), Nonperforming Assets (NPAs) and Past Due Loans and Leases
(Unaudited)

	December 31,
(in thousands)	2007	2006	2005	2004	2003

Nonaccrual loans and leases:
Middle market commercial and industrial	$51,875	$35,657	$28,888	$24,179	$33,745
Middle market commercial real estate	132,157	34,831	15,763	4,582	18,434
Small business	52,114	25,852	28,931	14,601	13,607
Residential mortgage	59,557	32,527	17,613	13,545	9,695
Home equity	24,068	15,266	10,720	7,055	—

Total nonaccrual loans and leases	319,771	144,133	101,915	63,962	75,481
Restructured loans	1,187,368	—	—	—	—
Other real estate, net:
Residential	72,467	47,898	14,214	8,762	6,918
Commercial	2,804	1,589	1,026	35,844	4,987

Total other real estate, net	75,271	49,487	15,240	44,606	11,905
Impaired loans held for sale (1)	73,481	—	—	—	—
Other NPAs (2)	4,379	—	—	—	—

Total nonperforming assets	$1,660,270	$193,620	$117,155	$108,568	$87,386

Nonperforming loans and leases as a % of total loans and leases	0.80%	0.55%	0.42%	0.27%	0.36%

NPA ratio (3)	4.13	0.74	0.48	0.46	0.41

Accruing loans and leases past due 90 days or more	$140,977	$59,114	$56,138	$54,283	$55,913

Accruing loans and leases past due 90 days or more as a percent of total loans and leases	0.35%	0.23%	0.23%	0.23%	0.27%

	December 31,
(in thousands)	2007	2006	2005	2004	2003

Nonperforming assets, beginning of period	$193,620	$117,155	$108,568	$87,386	$136,723
New nonperforming assets (4)	468,056	222,043	171,150	137,359	222,043
Restructured loans (5)	1,187,368	—	—	—	—
Acquired nonperforming assets	144,492	33,843	—	—	—
Returns to accruing status	(24,952)	(43,999)	(7,547)	(3,795)	(16,632)
Loan and lease losses	(126,754)	(46,191)	(38,819)	(37,337)	(109,905)
Payments	(86,093)	(59,469)	(64,861)	(43,319)	(83,886)
Sales	(95,467)	(29,762)	(51,336)	(31,726)	(60,957)

Non-performing assets, end of period	$1,660,270	$193,620	$117,155	$108,568	$87,386

(1)	Represent impaired loans obtained from the Sky acquisition that are intended to be sold. Held for sale loans are carried at the lower of cost or market value.

(2)	Other NPAs represent certain investment securities backed by mortgage loans to borrowers with lower FICO scores.

(3)	Nonperforming assets divided by the sum of loans and leases, impaired loans held for sale, net other real estate, and other NPAs.

(4)	Beginning in the second quarter of 2006, new nonperforming assets include OREO balances of loans in foreclosure which are fully guaranteed by the U.S. Government that were reported in 90 day past due loans and leases in prior periods.

(5)	Restructured loans are net of loan losses and payments.